                                                                  EXHIBIT 10.124


This Warrant and the Common Stock issuable upon exercise hereof have not been registered or qualified for sale under the Securities Act of 1933, as amended, or any state securities laws and may not be offered, sold or transferred in the absence of such registration or an exemption therefrom under such Act and applicable state securities laws. In addition, transfer of this Warrant is prohibited without the consent of the Corporation, as set forth in subparagraph e of paragraph 11 hereof.


                             WARRANT TO PURCHASE

                            SHARES OF COMMON STOCK

                                      OF

                         EXSTAR FINANCIAL CORPORATION

                         VOID AFTER DECEMBER 31, 2003


     THIS IS TO CERTIFY that, for value received and subject to the provisions hereinafter set forth, FRONTIER INSURANCE GROUP, INC., a Delaware corporation, or its registered assigns (the "Holder"), is entitled to purchase from EXSTAR FINANCIAL CORPORATION, a Delaware corporation (the "Corporation"), as of the times set forth in this Warrant, the Number of Warrant Shares (as hereinafter defined), as applicable, of Common Stock, subject to the provisions and adjustments and on the terms and conditions hereinafter set forth, at the Purchase Price (as hereinafter defined) payable in cash or by check.

     1. Definitions. In addition to the terms defined elsewhere in this Warrant, the following terms have the following respective meanings:

     "Change in Control" shall mean the ownership, direct or indirect, of more than 25% of the voting stock of the Corporation or Alpine by a person or entity other than Peter J. O'Shaughnessy.

     "Claim Service Agreement" shall mean any agreement between Claims Control Corporation ("CCC") and an insurance company affiliated with Frontier Insurance Group, Inc. (a "Frontier Insurer") under which CCC provides claims management services to the Frontier Insurer with respect to business placed with the Frontier Insurer by Westcap Insurance Services, Inc. or any of its predecessors, successors, assigns or affiliates, including Trinity E & S Insurance Services, Inc. (together, "Westcap") or otherwise.

     "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

     "Common Stock" as used herein shall mean the Common Stock of the Corporation, $0.01 par value per share.

     "Expiration Date" shall mean December 31, 2003, as set forth in subparagraph d of paragraph 2 hereof.

     "Forfeiture Event" shall mean the failure of a Limited Agency Agreement or a Quota Share Arrangement to continue in effect on terms substantially similar to those terms in effect as of October 1, 1997 (including a decrease in the quota share percentage of business being assumed by Alpine Insurance Company, an Illinois insurance company ("Alpine"), under a Quota Share Arrangement to less than fifty percent (50%)), except where such failure is caused by (a) a Change in Control of the Corporation or Alpine, or (b) a reduction in the quota share percentage of business being assumed by Alpine as a result of a regulatory action or restriction imposed on Alpine.

     "Group A Warrant Shares" shall mean those shares of Common Stock becoming eligible for purchase under the terms of this Warrant on October 1, 1997.

     "Group B Warrant Shares" shall mean those shares of Common Stock becoming eligible for purchase under the terms of this Warrant on or after October 1, 1998.

     "Limited Agency Agreement" shall mean an agreement between a Frontier Insurer and Westcap, under which Westcap produces insurance business on behalf of the Frontier Insurer.

     "Market Price" shall mean with respect to any security on any day (a) the average of the closing prices of such security's sales on all recognized securities exchanges on which such security may at the time be listed, or (b) if there has been no sale on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or (c) if on any day such security is not so listed, the average of the representative bid and asked prices reported through the automated quotation system of the National Association of Securities Dealers, Inc. ("NASDAQ") as of 4:00 P.M., New York time, or (d) if on any day such security is not reported on NASDAQ, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization; in each such case averaged over a period of sixty (60) consecutive business days ending on the day prior to the day as of which "Market Price" is being determined. If at any time such security is not listed on any securities exchange or reported on NASDAQ or the over-the-counter market, the "Market Price" will be the fair value thereof determined in good faith by the Board of Directors of the Corporation.

     "Number of Warrant Shares" shall mean, at the time of any determination thereof (a) if no adjustments have theretofore been made pursuant to the provisions of paragraph 4 hereof, that portion of the Original Number of Warrant Shares available for purchase pursuant to paragraph 2 hereof on any given date and (b) if any one or more such adjustments have been so made, the



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


amount to which the Original Number of Warrant Shares shall have been so adjusted pursuant to the terms of this Warrant, in each case reduced appropriately by the Number of Warrant Shares theretofore purchased pursuant to the exercise of the Warrants.

     "Original Number of Warrant Shares" shall mean 500,000 fully paid and non-assessable shares of Common Stock of the Corporation, 100,000 of which shall constitute Group A Warrant Shares and the remaining 400,000 of which shall constitute Group B Warrant Shares.

     "Person" shall mean any natural person, corporation, firm, joint venture, partnership, trust, unincorporated organization, government or any department, political subdivision or agency of a government.

     "Price Adjustment" shall mean seven million five hundred thousand dollars ($7,500,000) less 83 1/3% of the amount of either of the following, if any, which is included in (or increases) the Corporation's Stockholders' Equity: (a) a decrease below $3.7 million in the difference between the Corporation's equity in the losses of its affiliates and the amount of such losses funded on or before December 31, 1997, or (b) a decrease below $5.3 million in the Corporation's reserve against its deferred tax asset.

     "Purchase Price" shall mean, (a) three dollars and sixty cents ($3.60) with respect to each Group A Warrant Share purchasable and (b) with respect to each Group B Warrant Share purchasable, an amount equal to the quotient derived by dividing (i) one hundred fifteen percent (115%) of the sum of (A) the Stockholders' Equity of the Corporation and (B) the Price Adjustment, by (ii) the total number of outstanding shares of all classes of the Corporation's stock as of December 31, 1997 (the "Group B Purchase Price").

     "Qualified Plan" shall mean any employee stock bonus arrangement or an employee stock incentive or ownership plan approved by the Board of Directors of the Corporation, pursuant to which directors, officers or employees of the Corporation or any of its subsidiaries may be issued shares of Common Stock or rights to purchase securities that may become convertible into, exercisable for or exchangeable for shares of Common Stock.

     "Quota Share Arrangement" shall mean a quota share reinsurance arrangement between Alpine and a Frontier Insurer under which the Frontier Insurer cedes to Alpine, and Alpine assumes, a quota share portion of business placed with the Frontier Insurer by Westcap.

     "Restricted Stock" shall mean the shares of Common Stock issued upon the exercise of any Warrant and evidenced by a certificate required to bear the legend specified in subparagraph b of paragraph 11 hereof.

     "Securities Act" shall mean the Securities Act of 1933, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Stockholders' Equity" shall mean the stockholders' equity of the Corporation on December 31, 1997, as reflected in its financial statements prepared in accordance with generally accepted accounting principles for the calendar year ending December 31, 1997, as audited by the Corporation's regularly engaged certified public accountants.

     "Underwriters' Securities" shall mean Warrants, Common Stock and other securities issued on exercise of Warrants which, in each case, have not previously been sold in a transaction registered under the Securities Act or in brokers' transactions made in accordance with Rule 144 under the Securities Act.

     "Warrant Shares" shall mean shares of Common Stock purchased or purchasable by the Holder upon the exercise hereof.

     "Warrant" or "Warrants" as used herein shall mean this Warrant and any other Warrants issued pursuant to the terms and provisions of paragraphs 13, 14 or 15 hereof.

     2.   Exercise of Warrant.

          (a) Timing and Number of Shares. This Warrant entitles the Holder to purchase up to an aggregate of five hundred thousand (500,000) shares of Common Stock, as such number may be adjusted in accordance with the terms of this Warrant. The Holder may exercise its purchase rights with respect to such Warrant Shares only in accordance with the following schedule: on and after October 1, 1997, the Holder may exercise its right to purchase up to twenty percent (20%) of the Number of Warrant Shares (consisting of all of the Group A Warrant Shares); on and after October 1, 1998, the Holder may exercise its right to purchase up to an additional twenty percent (20%) of the Number of Warrant Shares; on and after October 1, 1999, the Holder may exercise its right to purchase up to an additional twenty-five percent (25%) of the Number of Warrant Shares; and on and after October 1, 2000, the Holder may exercise its right to purchase up to an additional thirty-five percent (35%) of the Number of Warrant Shares; provided, however, that no purchase rights may be exercised after the Expiration Date; provided further, that no such purchase rights shall become exercisable following the occurrence of a Forfeiture Event except as set forth in subparagraph f below; and provided further, that in no event shall such purchase rights be exercisable until the Holder has obtained any and all necessary regulatory approvals for the acquisition of shares of Common Stock of the Corporation from the Department of Insurance of the State of Illinois or such other state regulatory bodies as may be applicable.

          (b) Mechanics. The purchase rights represented by this Warrant are exercisable by the Holder by the surrender of this Warrant and the delivery of the Notice of Exercise attached hereto, completed and executed on behalf of the Holder, to the office of the Corporation (or such other office or agency of the Corporation as it may designate by notice in writing to the Holder at the address of the Holder appearing on



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


     the books of the Corporation), upon payment in cash or by check made payable to the Corporation of the Purchase Price of the shares to be purchased.

          (c) Certificates. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the Person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as possible on or after such date and in any event within three (3) business days thereafter, the Corporation shall issue and deliver to the Person or Persons entitled to receive the same a certificate or certificates, in the name of the Holder or such other names as are designated by the Holder, representing the total number of shares issuable upon such exercise.

          (d) Partial Exercise and Expiration Date. In the event that this Warrant is exercised with respect to fewer than all of the shares of Common Stock to which it relates, the Corporation will execute and deliver a new Warrant of like tenor exercisable for the balance of shares for which this Warrant may then be exercised; provided, however, that this Warrant and all rights and options hereunder shall expire at the close of business on December 31, 2003.

          (e) Forfeiture of Purchase Rights. If at any time a Forfeiture Event shall occur, the Holder or his, her or its assigns shall forfeit any and all purchase rights with respect to which this Warrant has not yet become exercisable as of the date of the Forfeiture Event.

          (f) Acceleration of Purchase Rights. Notwithstanding anything herein to the contrary, in the event of a Change in Control, or in the event that a Quota Share Arrangement or Limited Agency Agreement is terminated by the Corporation or any of its affiliates other than as a result of the failure by an affiliate of Frontier Insurance Group, Inc. to perform its duties or comply with its obligations thereunder, all purchase rights with respect to any outstanding Warrant Shares shall become exerciseable, whether or not such purchase rights have otherwise become exerciseable pursuant to the schedule set forth in paragraph a above, and the Holder shall be entitled to exercise such rights within sixty (60) days of such termination.

     3. Reservation of Common Stock. The Corporation covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Corporation will at all times have authorized, and in reserve, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

     4. Protection Against Dilution. The Purchase Price and the Number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as follows:



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


          (a) Changes in Common Stock. In case after the effective date hereof the Corporation shall:

               (i)   pay a dividend in Common Stock, or

               (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

               (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

     then the Number of Warrant Shares shall be adjusted to that Number of Warrant Shares determined by multiplying the Number of Warrant Shares which could be purchased hereunder immediately prior to such event by a fraction (i) the numerator of which shall be the total number of outstanding shares of Common Stock of the Corporation immediately after such event, and (ii) the denominator of which shall be the total number of outstanding shares of Common Stock of the Corporation immediately prior to such event. In the event of such an adjustment, the Purchase Price for each Warrant Share shall be adjusted to the Purchase Price determined by multiplying the applicable Purchase Price in effect immediately prior to the event by a fraction (i) the numerator of which shall be the total number of outstanding shares of Common Stock of the Corporation immediately prior to the event, and (ii) the denominator of which shall be the total number of outstanding shares of Common Stock of the Corporation immediately after the event.

          (b) Common Stock Distribution. In case after the effective date hereof the Corporation shall issue or otherwise sell or distribute additional shares of Common Stock for a consideration per share less than the Group A Purchase Price or Group B Purchase Price in effect immediately prior to the time of such issue or sale (any such event being herein called a "Common Stock Distribution"), then, effective upon such Common Stock Distribution, the following adjustments shall be made:

               (i) If the additional shares of Common Stock are issued for a consideration per share less than the Group A Purchase Price in effect immediately prior to the time of such issue or sale, the Number of Group A Warrant Shares shall be adjusted by multiplying the Number of Group A Warrant Shares subject to purchase upon exercise of this Warrant immediately before such Common Stock Distribution by a fraction, the numerator of which shall be the sum of (A) the total number of shares of Common Stock outstanding immediately prior to such Common Stock Distribution, plus (B) the number of shares of Common Stock issued in such Common Stock Distribution and the denominator of which shall be an amount equal to the sum of (Z) the number of shares of Common Stock outstanding immediately prior to such Common Stock Distribution, plus (Y) the number of shares of Common Stock which the aggregate consideration, if any, received by the Company for such Common Stock Distribution would buy at the Group A Purchase Price thereof, as of the date immediately prior to such Common Stock Distribution; provided, however, that shares of Common Stock issued or sold (or deemed issued or sold) without consideration shall be deemed to have been issued or sold for $.01 per share. In the event of any such adjustment, the Group A Purchase Price shall be adjusted to a number determined by dividing the Group A Purchase Price immediately prior to such Common Stock Distribution by the fraction used for purposes of the aforementioned adjustment; and

               (ii) If the additional shares of Common Stock are issued for a consideration per share less than the Group B Purchase Price in effect immediately prior to the time of such issue or sale, the Number of Group B Warrant Shares shall be adjusted by multiplying the Number of Group B Warrant Shares subject to purchase upon exercise of this Warrant immediately before such Common Stock Distribution by a fraction, the numerator of which shall be the sum of (A) the total number of shares of Common Stock outstanding immediately prior to such Common Stock Distribution, plus (B) the number of shares of Common Stock issued in such Common Stock Distribution, and the denominator of which shall be an amount equal to the sum of (Z) the number of shares of Common Stock outstanding immediately prior to such Common Stock Distribution, plus (Y) the number of shares of Common Stock which the aggregate consideration, if any, received by the Company for such Common Stock Distribution would buy at the Group B Purchase Price thereof, as of the date immediately prior to such Common Stock Distribution; provided, however, that shares of Common Stock issued or sold (or deemed issued or sold) without consideration shall be deemed to have been issued or sold for $.01 per share. In the event of any such adjustment, the Group B Purchase Price shall be adjusted to a number determined by dividing the Group B Purchase Price immediately prior to such Common Stock Distribution by the fraction used for purposes of the aforementioned adjustment.

          (c) Certificate. Whenever the Number of Warrant Shares purchasable shall be required to be adjusted pursuant to this paragraph 4, the Corporation shall promptly prepare a certificate signed by the President or a Vice President of the Corporation setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Corporation made any determination hereunder), and shall promptly cause a copy of such certificate to be mailed (by first class mail postage prepaid) to the Holder.

          (d) Definition of Common Stock. For purposes of this paragraph 4 only, the term "Common Stock" shall include shares of common stock of the Corporation and all shares of Common Stock issuable pursuant to warrants, options and convertible securities issued by the Corporation with respect to its Common Stock, except such Common Stock, warrants, options and convertible securities issued (i) pursuant to a Qualified Plan, (ii) in connection with a merger, consolidation or sale as set forth in paragraph 5 hereof, (iii) in connection with the acquisition by the Corporation or its subsidiaries of another entity or (iv) in connection with any settlement relating to property leased by the Corporation or any of its affiliates at 311 South Wacker Drive, Chicago, Illinois.

          (e) Adjustment for Expired Options and Convertible Securities. Upon the expiration of any option or the termination of any right to convert or exchange any convertible securities without the exercise of such option or right, the applicable Purchase Price then in effect and the Number of Warrant Shares acquirable hereunder shall be adjusted to the applicable Purchase Price and the Number of Warrant Shares in effect at the time of such expiration or termination had such option or convertible securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

          (f) Calculation of Consideration Received. If any Common Stock, options, warrants or convertible securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Corporation therefor. In case any Common Stock, options, warrants or convertible securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be determined in good faith by the Corporation's Board of Directors.

     5. Mergers, Consolidations, Sales. In the case of any consolidation or merger of the Corporation with another entity, or the sale of all or substantially all of its assets to another entity, or any reorganization or reclassification of the Common Stock or other equity securities of the Corporation (except a subdivision or combination of the Common Stock, provision for which is made in paragraph 4), then, as a condition of such consolidation, merger, sale, reorganization or reclassification, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore purchasable hereunder, such shares of stock, securities or assets as may (by virtue of such consolidation, merger, sale, reorganization or reclassification) be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore so purchasable hereunder had such consolidation, merger, sale, reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, but not limited to, provisions for adjustment of the Number of Warrant Shares) shall thereafter be applicable as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon exercise of this Warrant. The Corporation shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof, the successor entity (if other than the Corporation) resulting from such consolidation or merger or the entity purchasing such assets shall assume by written instrument executed and mailed or delivered to the Holder, the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to receive.

     6. Dissolution or Liquidation. In the event of any proposed distribution of the assets of the Corporation in dissolution or liquidation (except under circumstances when the foregoing paragraph 5 shall be applicable) the Corporation shall mail notice thereof to the Holder and shall make no distribution to stockholders until the expiration of 30 days from the date of mailing of the aforesaid notice and, in any such case, the Holder may exercise its Warrants within 30 days from the date of mailing such notice and all rights herein granted not so exercised within such 30 day period shall thereafter become null and void.

     7. Notice of Special Dividends. If the Board of Directors of the Corporation shall declare any dividend or other distribution on its Common Stock except out of surplus or net profits legally available therefor (determined in accordance with generally accepted accounting principles, consistently applied) or by way of a stock dividend payable on its Common Stock, the Corporation shall mail notice thereof to the Holder not less than 30 days prior to the record date fixed for determining stockholders entitled to participate in such dividend or other distribution and the Holder shall not participate in such dividend or other distribution or be entitled to any rights on account or as a result thereof unless and to the extent that the Warrants are exercised prior to such record date.

     8. Fractional Shares. Fractional shares shall not be issued upon the exercise of this Warrant but in any case where the Holder would, except for the provisions of this paragraph, be entitled under the terms hereof to receive a fractional share upon the complete exercise of this Warrant, the Corporation shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the excess of the value of such fractional share (determined in such reasonable manner as may be prescribed in good faith by the Board of Directors of the Corporation) over the proportional part of the applicable Purchase Price represented by such fractional share.

     9. Fully Paid Stock; Taxes. The Corporation covenants and agrees that the shares of stock represented by each and every certificate for its Common Stock to be delivered on the exercise of the conversion rights herein provided for shall, at the time of such delivery, be validly issued and outstanding and be fully paid and nonassessable. The Corporation will not be required to pay any transfer tax payable because shares of Common Stock or a new Warrant are to be registered in a name other than that of the initial Holder, and the Corporation will not be required to issue any shares of Common Stock or to issue a new Warrant registered in a name other than that of the initial Holder until (i) the Corporation receives either (A) evidence that any applicable transfer taxes have been paid or (B) funds with which to pay those taxes or
(ii) it has been established to the Corporation's satisfaction that no such tax is due.

     10. Closing of Transfer Books. The stock transfer books of the Corporation for its Common Stock shall not be closed in any manner which interferes with the exercise of any

Warrant.

     11. Restrictions on Transferability of Warrants and Common Stock; Compliance with Laws. This Warrant and the Common Stock issued upon the exercise hereof shall not be transferable except upon the conditions hereinafter specified, which conditions are intended to ensure compliance with state insurance laws and the provisions of the Securities Act in respect of the transfer of any Warrant or any such Common Stock.

          (a) Insurance Laws. Prior to exercising its rights under this Warrant or effecting any transfer of this Warrant or the Common Stock issued upon exercise hereof, the Holder or the proposed assignee of this Warrant or the Common Stock must obtain from applicable state insurance regulatory bodies any and all approvals of such transfer required under applicable state insurance laws and regulations.

          (b) Restrictive Legends. Unless otherwise permitted by the provisions of this subparagraph b, each Warrant shall bear on the face thereof a legend substantially in the form of the notice endorsed on the first page of this Warrant.

          Each certificate for shares of Common Stock initially issued upon the exercise of any Warrant and each certificate for shares of Common Stock issued to a subsequent transferee of such certificate shall, unless otherwise permitted by the provisions of this subparagraph b, bear on the face thereof a legend reading substantially as follows:

               "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any state securities laws and may not be offered, sold or transferred in the absence of such registration or an exemption therefrom under such Act and applicable state securities laws, and are transferable only upon the conditions specified in the Warrant pursuant to which such shares were issued."

          In the event that a registration statement covering the Warrant, the unissued Warrant Shares or the Restricted Stock shall become effective under the Securities Act or in the event that the Corporation shall receive an opinion of counsel satisfactory to it that, in the opinion of such counsel, any such legend is not, or is no longer, necessary or required (including, but not limited to, because of the availability of the exemption afforded by Rule 144 of the General Rules and Regulations of the Commission), the Corporation shall, or shall instruct its transfer agents and registrars to (i) remove the applicable legend from the Warrant or the certificates evidencing the Restricted Stock or issue new warrants or certificates without such legend in lieu thereof and (ii) refrain from including the applicable legend on certificates evidencing Warrant Shares issued subsequent to the effective date of the registration statement or the receipt of an opinion of counsel.



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




          (c) Notice of Proposed Transfer; Registration or Approval Not Required. The holder of any Restricted Stock, by acceptance thereof, agrees to give prior written notice to the Corporation of such holder's intention to transfer such Restricted Stock (or any portion thereof), describing briefly the manner and circumstances of the proposed transfer. If the Restricted Stock has not been registered pursuant to paragraph 12 hereof or if no approval of the proposed transfer has been obtained from any state insurance regulatory body, the Corporation shall, promptly after receiving such written notice, present copies thereof to counsel for the Corporation and to counsel designated by such holder, who may be an employee of such holder. If in the opinion of each such counsel the proposed transfer may be effected without registration, qualification or regulatory approval under any federal or state law, the Corporation, as promptly as practicable, shall notify such holder of such opinion and of the terms and conditions, if any, to be observed, whereupon such holder shall be entitled to transfer such Restricted Stock in accordance with the terms of the notice delivered to such holder by the Corporation. If either of such counsel is unable to render such an opinion (in which case such counsel shall set forth in writing the basis for the legal conclusions in this regard) the proposed transfer described in the written notice given pursuant to this subparagraph may not be effected, and the Corporation shall promptly so notify such holder and thereafter such holder shall not be entitled to effect such transfer until receipt of a subsequent notice from the Corporation pursuant to the immediately preceding sentence.

          (d) Restrictions on Resale of Warrant Shares. All Warrant Shares obtained upon exercise of this Warrant shall be restricted from resale by the holder of such shares for a period of one hundred eighty (180) days following the exercise of this Warrant, or such other period of time as may be prescribed by applicable state or federal securities laws and regulations.

          (e) Assignment of Warrant. This Warrant is not assignable except with the express written consent of the Corporation and upon such terms and conditions as the Corporation shall specify. Any authorized assignee takes this Warrant subject to all of the rights and obligations of the Holder specified herein, including, but not limited to, the forfeiture obligations set forth in paragraph 2(e) hereof.

     12. Registration Under the Securities Act. If, at any time the Corporation files a registration statement (other than on Form S-4, Form S-8, or any successor form) under the Securities Act with the Commission, the Corporation will give all the holders of Underwriters' Securities (the "Eligible Holders") at least fifteen (15) days' prior written notice of the Corporation's intention to file such a registration statement. If requested by any Eligible Holder in writing within five (5) days after receipt of such notice, the Corporation will, at the Corporation's sole expense (other than the fees and disbursements of counsel for the Eligible Holders and the underwriting discounts, if any, payable in respect of the Underwriters' Securities sold by the Eligible Holders), include the shares of Common Stock which are, or which shall be issuable on exercise of, Underwriters' Securities (hereinafter "Registrable Securities") specified in the Eligible Holder's request in the securities which are the subject of the registration statement, except that if the managing underwriter of that offering advises the Corporation in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Corporation will include in such registration (a) first, the securities the Corporation proposes to sell and (b) second, the Registrable Securities requested to be included in such registration, pro rata among the Eligible Holders and any other Persons holding similar registration rights requesting registration on the basis of the number of such shares held by each such holder. Each holder of Registrable Securities being included in a registration statement being filed by the Corporation under this paragraph 12 will (a) comply with reasonable requests by the managing underwriter to assure that Registrable Securities which are the subject of the registration statement will be delivered at the closing of the offering, and
(b) execute an underwriting agreement containing usual and customary terms applicable to similarly situated selling shareholders.

     13. Partial Exercise and Partial Assignment. If this Warrant is exercised in part only, the Holder shall be entitled to receive a new Warrant covering the number of shares in respect of which this Warrant shall not have been exercised as provided in paragraph 2 hereof. If this Warrant is partially assigned, this Warrant shall be surrendered at the principal office of the Corporation, and thereupon a new Warrant shall be issued to the Holder covering the number of shares not assigned. The assignee of such partial assignment of this Warrant shall also be entitled to receive a new Warrant covering the number of shares so assigned.

     14. Warrant Denominations. Warrants are issuable or transferable in such denomination as the Holder may request, and the Warrants of each denomination are interchangeable upon surrender thereof at the office of the Corporation for Warrants of other denominations, but aggregating the same number of shares as the Warrants so surrendered. All Warrants will be dated the same date as this Warrant.

     15. Lost, Stolen, Destroyed or Mutilated Warrants. In case any Warrant shall be mutilated, lost, stolen or destroyed, the Corporation shall issue a new Warrant of like date, tenor and denomination and deliver the same in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence satisfactory to the Corporation of the loss, theft or destruction of such Warrant, and upon receipt of indemnity satisfactory to the Corporation.

     16. Warrant Holder Not Shareholder. This Warrant does not confer upon the Holder any right to vote or to consent as a stockholder of the Corporation, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof as hereinbefore provided.

     17. Amendments. This Warrant may be amended only upon the written consent of the Corporation and the Holder.

     18. Severability. Should any part of this Warrant for any reason be declared invalid, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if this Warrant had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties hereto that they would have executed and accepted the remaining portion of this Warrant without including therein any such part, parts or portion which may, for any reason, be hereafter declared invalid.

     19. Notices. Any notices, consents or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered (a) upon receipt, when delivered personally; (b) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested; (c) three days after being sent by U.S. certified mail, return receipt requested, or (d) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

               If to the Corporation:


                    Exstar Financial Corporation
                    2029 Village Lane
                    Solvang, California 93463
                    Telephone:  (805) 688-4995
                    Facsimile:  (805) 688-8542
                    Attention:  Steven Shinn, President



               With copy to:
                    Katten Muchin & Zavis
                    525 West Monroe, Suite 1600
                    Chicago, Illinois 60661
                    Telephone:      (312) 902-5200
                    Facsimile:      (312) 902-1061
                    Attention:      Beth Deverman



          If to the Holder of this Warrant, to it at the address set forth below such Holder's signature on the signature page hereof.

Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

     20. Governing Law. This Warrant shall be governed by, and construed under, the laws of the State of Illinois relating to contracts and instruments executed and to be performed entirely in such state.

     21. Paragraph Headings. The paragraph headings in this Warrant are for convenience only, are not part of this Warrant and are not intended to affect the meaning or interpretation of any of the terms of this Warrant.

     22. Effective Date. The effective date of this Warrant is October 1, 1997. This Warrant, in all events, shall be wholly void and of no effect after the close of business on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of paragraph 12 shall continue in full force and effect after such Expiration Date as to any Warrant Shares issued upon the exercise of this Warrant.


     IN WITNESS WHEREOF, EXSTAR FINANCIAL CORPORATION has caused this Warrant to be signed by its President and this Warrant to be dated as of October ___, 1997.


                                            EXSTAR FINANCIAL CORPORATION


                                            By:
                                               -------------------------------
                                                Steven Shinn, President

                              NOTICE OF EXERCISE


To:  Exstar Financial Corporation (the "Corporation")




          The undersigned irrevocably elects to purchase ______ shares of Common Stock of the Corporation by exercising the Warrant to which this form is attached and tenders payment of the full Purchase Price with respect to such shares of Common Stock. The undersigned requests that the certificates representing the shares of Common Stock of the Corporation as to which the Warrant is being exercised be registered as follows:


Name:
      ----------------------------------------------------------------------
Social Security or Employer Identification Number:
                                                  --------------------------
Address:
        --------------------------------------------------------------------
Deliver to:
      ----------------------------------------------------------------------
Address:
        --------------------------------------------------------------------

        --------------------------------------------------------------------



          If the number of shares of Common Stock of the Corporation as to which the Warrant is being exercised are fewer than all the shares of Common Stock of the Corporation to which the Warrant relates, please issue a new Warrant for the balance of such shares of Common Stock registered in the name of the undersigned and deliver it to the undersigned at the following address:

Address:
         -------------------------------------------------------------------

         -------------------------------------------------------------------


Date:            Signature
      --------            --------------------------------------------------
                           (Signature of Owner)
                           (Signature must conform with the name of the
                            Holder as specified on the face of the Warrant)